SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 18, 1999


                        ANNAPOLIS NATIONAL BANCORP, INC.
                        --------------------------------

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            MARYLAND                               000-22961                              521648903
            --------                               ---------                              ---------

(STATE OR OTHER JURISDICTION OF             (COMMISSION FILE NO.)             (I.R.S. EMPLOYER IDENTIFICATION NO.)
         INCORPORATION)

        180 ADMIRAL COCHRANE DRIVE SUITE 300,                          21401
                 ANNAPOLIS, MARYLAND                                   -----
                 -------------------                                 (ZIP CODE)
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)




       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (410) 224-4455




                                 NOT APPLICABLE
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.           OTHER EVENTS.

The Registrant has determined that it needs to increase its allowance for loan losses as of March 31, 1999. The increase will likely result in a decrease to previously reported earnings for the first quarter, and may also impact financial results from prior periods. Accordingly, adjustments to previously reported information on the Registrant's financial condition and results of operations will be forthcoming. Management of the Registrant has not fully determined the extent of the required adjustments, and therefore was unable to file the Form 10-Q for the fiscal quarter ended March 31, 1999 on the due date.

A press release regarding the announcement is attached as Exhibit 99.

ITEM 7.           FINAL STATEMENTS, PRO FORMA FINAL INFORMATION AND EXHIBITS.

                  (c) Exhibits

                           Exhibit 99.  Press Release



                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:  May 18, 1999                           Annapolis National Bancorp, Inc.



                                         By:  /s/ Richard M. Lerner
                                              ----------------------------------
                                              Richard M. Lerner,
                                              Chief Executive Officer

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